SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of Earliest Event Reported): January 18, 2000

                                CAREINSITE, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                        0-26345               22-3630930
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)

669 River Drive, River Drive Center II                   07407
         Elmwood Park, NJ                              (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 703-3400

                        Exhibit Index Appears on page 2.











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Item 2.  Acquisition or Disposition of Assets

                  A copy of the press release issued by CareInsite, Inc. announcing the acquisition of The Health Informatoin Network Connection LLC on January 20, 2000 is filed as Exhibit 99.1 and is incorporated herein by reference.

                 The reorganization agreement dated as of December 31, 1999 among CareInsite, Inc., The Health Information Network Connection LLC, GNYHA Management Corporation, Empire Blue Cross and Blue Shield and Group Health Incorporated is filed as Exhibit 2.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired.
              The required financial statements of The Health Information Network Connection LLC will be filed by CareInsite, Inc. by amendment within the prescribed time period.

         (b)  Pro Forma financial information.
              Not applicable

         (c)  Exhibits

              Exhibit 10.1 Reorganization Agremeent dated as of December 31, 1999 among CareInsite, Inc., The Health Information Network Connection LLC, GNYHA Management Corporation, Empire Blue Cross and Blue Shield and Group Health Incorporated.

              Exhibit 99.1 Press Release issued by CareInsite, Inc. on January 20, 2000.




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                                        3

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAREINSITE, INC.



Date: February 4, 2000                    By: /s/   David Amburgey
                                             -----------------------------------
                                             Name:  David Amburgey
                                                    Senior Vice President --
                                                    General Counsel

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                                  Exhibit Index

Exhibit No.     Description
-----------     -----------

Exhibit 10.1    Reorganization Agremeent dated as of December 31,
                1999 among CareInsite, Inc., The Health Information Network Connection LLC, GNYHA Management Corporation, Empire Blue Cross and Blue Shield and Group Health Incorporated.

Exhibit 99.1    Press Release issued by CareInsite, Inc. on January
                20, 2000.